UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

July 20, 2018
Date of report (Date of earliest event reported)

Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38038	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, New Jersey (Address of principal executive offices)	08807 (Zip Code)

Registrant’s telephone number, including area code (908) 927-9920

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting of stockholders (the “Annual Meeting”) of Valeritas Holdings, Inc. (the “Company”) held on July 20, 2018, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of two directors to serve as Class II directors until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified.
Proposal 2:	The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
Proposal 3:	The approval of the Company’s Amended and Restated 2016 Equity Incentive Compensation Plan.
For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on June 22, 2018 (the “Proxy Statement”). Of the 24,706,999 shares of the Company’s common stock entitled to vote at the Annual Meeting, 22,368,732 shares, or approximately 90.53%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Election of Directors.
The Company’s stockholders elected the following two directors to serve as Class II directors until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Peter Devlin	8,939,384	710,691	405,657	12,313,000
Rodney Altman, M.D.	8,940,052	710,691	404,989	12,313,000

Proposal 2:	Ratification of Appointment of Friedman LLP.
 The Company’s stockholders ratified the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
20,192,537	85,403	2,090,792	0

Proposal 3:	Approval of the Amended and Restated 2016 Equity Incentive Compensation Plan.

The Company’s stockholders approved the Company’s Amended and Restated 2016 Equity Incentive Compensation Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,947,402	795,129	313,201	12,313,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeritas Holdings, Inc.

Dated: July 20, 2018	By: /s/ John E. Timberlake Name: John E. Timberlake Title: Chief Executive Officer